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                                                                     Exhibit 1.2



                                   Form I.R.

                          CERTIFICATE OF INCORPORATION


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                    No.  4507         of 19 83-84

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     I hereby certify that  Dr. REDDY'S LABORATORIES PRIVATE LIMITED
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is this day Incorporated under the Companies Act, 1956 (No. 1 of 1956) and that the Company is limited.


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     Given under my hand at    HYDERABAD    this        24th
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day of   February    One thousand nine hundred and    Eighty Four
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(5th Phalguna 1905 Saka)






                                                              /s/ V.S. Raju
                                                         ( V.S. RAJU ) 24/2/1984

                                                          Registrar of Companies
J.S.C-1.                                                      Andhra Pradesh.